UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 2, 2019

J2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6922 Hollywood Boulevard, Suite 500
Los Angeles, California 90028
(Address of principal executive offices)

(323) 860-9200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JCOM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On December 3, 2019, Scott Turicchi, President and Chief Financial Officer of J2 Global, Inc. (the “Company”), will present at the 41st NASDAQ Investor Conference. A Webcast of the Conference will be available at https://edge.media-server.com/mmc/p/4tst5m3w.

On December 3, 2019, Alan Steier, Vice President of Corporate Finance of the Company, will present at the Bank of America Leverage Finance Conference. No Webcast is available.

On December 9, 2019, Mr. Turicchi will present at the UBS Global TMT Conference. A Webcast of the Conference will be available at https://cc.talkpoint.com/ubsx001/120919a_as/?entity=4_WL3LJ0O.

On December 12, 2019, Mr. Turicchi will present at the Barclays Global Technology, Media and Telecommunications Conference. No Webcast is available.

As part of the Company’s participation in the conferences, the Company is reaffirming its previously issued financial estimates for fiscal 2019.

Note: The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in such statements. Such forward-looking statements are based on management’s expectations or beliefs as of December 2, 2019. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond the Company’s control and are described in the Company’s Annual Report on Form 10-K filed by the Company on March 1, 2019 with the Securities and Exchange Commission (the “SEC”) and the other reports the Company files from time to time with the SEC. The Company undertakes no obligation to revise or publicly release any updates to such statements based on future information or actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J2 Global, Inc. (Registrant)

Date:	December 2, 2019	By:	/s/ Jeremy Rossen
Jeremy Rossen Executive Vice President, General Counsel